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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

    CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2001

ASPEON, INC.
(Exact name of registrant as specified in charter)

Delaware	000-21477	52-1945748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17891 Cartwright Avenue Irvine, California (Address of principal executive offices)	92614 (Zip Code)

Registrant's telephone number, including area code: (949) 440-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    On August 23, 2001, the registrant issued the press release attached as Exhibit 99.1 reporting that the registrant and its Chief Executive Officer have filed a six count complaint against the registrant's former auditors, PricewaterhouseCoopers LLP.

Item 7. Financial Statements And Exhibits.

(c)
Exhibits

    The following exhibit is filed as a part of this report.

99.1	Press Release dated August 23, 2001

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2001	ASPEON, INC.
	By:	/s/ RICHARD P. STACK Richard P. Stack Chief Executive Officer and President

INDEX TO EXHIBITS

Exhibit	Number Description

99.1	Press Release dated August 23, 2001

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FORM 8-K
Item 5. Other Events.
Item 7. Financial Statements And Exhibits.
SIGNATURES
INDEX TO EXHIBITS